Vanguard Treasury Money Market Fund
Supplement Dated December 10, 2020, to the Prospectus and Summary Prospectus Dated December 20, 2019
Effective immediately, the investment minimum for Vanguard Treasury Money Market Fund (“Fund”) is lowered from $50,000 to $3,000. All references to the Fund’s minimum investment amount are hereby updated to reflect the new investment minimum.
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Vanguard Marketing Corporation, Distributor.PS 030K 122020